------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) April 7, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2003, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2003-3T1, Mortgage Pass-Through Certificates, Series 2003-9).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103029               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


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

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On March 31, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2003 (the "Pooling and
Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-9.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated March 24, 2003 and the Prospectus Supplement dated March 24, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-9.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------
California                      341          $  162,791,729.20       59.35%
Colorado                         13          $    5,491,336.07        2.00%
Illinois                         14          $    7,302,548.32        2.66%
Massachusetts                    19          $    9,574,524.77        3.49%
New Jersey                       15          $    8,071,279.44        2.94%
New York                         21          $   11,468,475.25        4.18%
Texas                            18          $    8,630,330.19        3.15%
xOther (less than 2%)           127          $   60,941,051.12       22.22%
                          -----------------------------------------------------
                                568          $  274,271,274.36      100.00%



----------
(1) The Other row in the preceding table includes 31 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 1.305% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
619 and Below                    20          $    8,071,696.60        2.94%
620-659                         192          $   88,524,782.95       32.28%
660-699                         152          $   72,429,948.90       26.41%
700-719                          60          $   28,405,674.89       10.36%
720 and Above                   141          $   75,416,751.83       27.50%
Not Scored                        3          $    1,422,419.19        0.52%
                         ------------------------------------------------------
                                568          $  274,271,274.36      100.00%

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 689.



                   Documentation Program for Mortgaged Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal     Percent of
Type of Program          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Full/Alternative                249          $  120,867,849.10       44.07%
CLUES Plus                        1          $      481,000.00        0.18%
No Income/No Asset                5          $    1,637,432.20        0.60%
Preferred                        37          $   19,907,370.47        7.26%
Reduced                         206          $   99,177,742.83       36.16%
Stated Income/Stated Asset        1          $      227,596.57        0.08%
Streamlined                      69          $   31,972,283.19       11.66%
                          -----------------------------------------------------
                                568          $  274,271,274.36      100.00%

                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                           Number of       Aggregate Principal     Percent of
Property Type            Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
2-4 Units                        10          $   5,913,532.08         2.16%
Hi-rise Condominium               2          $     744,050.00         0.27%
Low-rise Condominium             18          $   6,566,632.75         2.39%
Planned Unit Development        115          $  58,022,455.09        21.16%
Single Family Residence         423          $ 203,024,604.44        74.02%
                         ------------------------------------------------------
                                568          $ 274,271,274.36       100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
5.500                             2          $      999,582.42        0.36%
5.625                             1          $      600,000.00        0.22%
5.750                            27          $   13,487,561.00        4.92%
5.875                            31          $   15,431,408.97        5.63%
5.975                             1          $      227,952.00        0.08%
6.000                            66          $   35,613,800.70       12.98%
6.005                             1          $      271,800.00        0.10%
6.105                             1          $      268,000.00        0.10%
6.125                            84          $   41,210,384.51       15.03%
6.230                             1          $      159,900.00        0.06%
6.235                             1          $      404,910.00        0.15%
6.250                            76          $   39,923,318.43       14.56%
6.360                             1          $      400,000.00        0.15%
6.375                            63          $   32,837,266.27       11.97%
6.475                             1          $      218,500.00        0.08%
6.500                            61          $   22,860,098.15        8.33%
6.610                             1          $      383,185.64        0.14%
6.625                            28          $   11,539,388.98        4.21%
6.750                            25          $   10,907,179.88        3.98%
6.785                             1          $      345,662.00        0.13%
6.875                            21          $   12,395,712.10        4.52%
7.000                             9          $    3,507,041.15        1.28%
7.125                             7          $    3,206,205.72        1.17%
7.250                             5          $    1,946,776.96        0.71%
7.375                            18          $    8,135,953.99        2.97%
7.500                            14          $    6,395,430.24        2.33%
7.590                             1          $      438,990.43        0.16%
7.615                             1          $      336,818.56        0.12%
7.625                             8          $    4,171,634.31        1.52%
7.750                             4          $    2,660,341.51        0.97%
7.775                             1          $      326,936.15        0.12%
7.875                             2          $    1,031,693.80        0.38%
8.090                             1          $      365,439.42        0.13%
8.125                             1          $      436,298.69        0.16%
8.150                             1          $      357,621.68        0.13%
8.250                             1          $      468,480.70        0.17%
                        --------------------------------------------------------
                                568          $  274,271,274.36      100.00%


----------
(1) The lender acquired mortgage insurance mortgage loans as shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.398% per annum. Without the adjustment, the weighted average rate of the mortgage loans is expected to be approximately 6.408% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Cash-Out Refinance              157          $  71,204,838.65        25.96%
Purchase                        169          $  79,638,408.44        29.04%
Rate/Term Refinance             242          $ 123,428,027.27        45.00%
                         ------------------------------------------------------
                                568          $ 274,271,274.36       100.00%

                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
50.00 or Less                    57        $  35,320,836.23           12.88%
50.01 to 55.00                   21        $   9,851,341.71            3.59%
55.01 to 60.00                   30        $  17,829,967.96            6.50%
60.01 to 65.00                   55        $  28,589,165.78           10.42%
65.01 to 70.00                   59        $  31,219,863.06           11.38%
70.01 to 75.00                  104        $  51,385,049.14           18.74%
75.01 to 80.00                  167        $  72,115,213.72           26.29%
80.01 to 85.00                    9        $   3,870,404.05            1.41%
85.01 to 90.00                   45        $  17,757,495.52            6.47%
90.01 to 95.00                   15        $   5,039,676.04            1.84%
95.01 to 100.00                   6        $   1,292,261.15            0.47%
                        -------------------------------------------------------
                                568        $ 274,271,274.36          100.00%


----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 69.24%.

(2) Does not take in account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
Investment                       22          $   7,891,070.80          2.88%
Owner Occupied                  534          $ 260,951,780.30         95.14%
Second/Vacation Home             12          $   5,428,423.26          1.98%
                         ------------------------------------------------------
                                568          $ 274,271,274.36        100.00%



----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of                        Number of
Current Mortgage                 Mortgage    Aggregate Principal   Percent of
Loan Amount                        Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------
$  150,000.01 - $  200,000.00        15      $    2,640,870.60         0.96%
$  200,000.01 - $  250,000.00         9      $    2,010,181.17         0.73%
$  250,000.01 - $  300,000.00         5      $    1,337,061.05         0.49%
$  300,000.01 - $  350,000.00        71      $   23,991,383.46         8.75%
$  350,000.01 - $  400,000.00       152      $   57,342,391.68        20.91%
$  400,000.01 - $  450,000.00        87      $   37,028,428.03        13.50%
$  450,000.01 - $  500,000.00        57      $   27,288,237.33         9.95%
$  500,000.01 - $  550,000.00        50      $   26,440,038.75         9.64%
$  550,000.01 - $  600,000.00        36      $   20,790,521.84         7.58%
$  600,000.01 - $  650,000.00        45      $   28,582,794.23        10.42%
$  650,000.01 - $  700,000.00         2      $    1,400,000.00         0.51%
$  700,000.01 - $  750,000.00         3      $    2,209,413.07         0.81%
$  750,000.01 - $1,000,000.00        16      $   14,160,883.56         5.16%
$1,000,000.01 - $1,500,000.00        13      $   16,276,497.80         5.93%
$1,500,000.01 - $2,000,000.00         6      $   10,272,571.79         3.75%
$2,000,000.01 and Above               1      $    2,500,000.00         0.91%
                              -------------------------------------------------
                                    568      $  274,271,274.36       100.00%


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $482,872.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------
360                             364         $ 180,477,106.42         65.80%
359                              71         $  32,597,530.56         11.89%
358                              35         $  15,918,311.27          5.80%
357                              27         $  13,423,234.99          4.89%
356                               8         $   3,484,490.50          1.27%
355                              30         $  13,584,772.50          4.95%
354                               8         $   3,785,230.91          1.38%
353                               7         $   2,630,132.86          0.96%
352                               3         $   1,165,897.87          0.43%
351                               1         $     428,832.65          0.16%
345                               1         $     639,833.94          0.23%
341                               1         $     365,891.86          0.13%
300                               1         $     624,700.00          0.23%
240                               9         $   4,126,750.00          1.50%
239                               2         $   1,018,558.03          0.37%
                        -------------------------------------------------------
                                568         $ 274,271,274.36        100.00%



----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 357 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  April 7, 2003



                                       5